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                                                                    Exhibit 23.1



                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of ISEmployment.com, Inc. on Form S-8 of our report dated February 14, 2002, appearing in the Annual Report on Form 10-KSB of ISEmployment.com, Inc. for the year ended September 30, 2001.





Levitz, Zacks & Ciceric
San Diego, California
April 12, 2002